

"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------


A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.   Aggregate Pool Balance as of the beginning of the
     preceding Collection Period .........................................      860,497,976.15

2.   Aggregate amount of Collections during the preceding
     Collection Period ...................................................      179,998,431.57

     a)  Collections other than finance charges, cash Adjustment
         Payments and cash Transferor Deposit Amounts.....................      176,718,168.17

     b)  Finance Charge collections.......................................        3,280,263.40

     c)  Cash Adjustment Payments.........................................                0.00

     d)  Cash Transferor Deposit Amounts..................................                0.00

3.   Aggregate amount of receivables written off (net of recoveries)
     during the preceding Collection Period...............................            8,873.92

4.   Aggregate amount of non-cash Adjustment Payments during the
     preceding Collection Period..........................................        3,348,108.49

5.   Aggregate amount of non-cash Transferor Deposit Amounts during
     the preceding Collection Period......................................                0.00

6.   Aggregate amount of additional Receivables during
     the Preceding Collection period......................................      163,090,156.72

7.   Aggregate Pool Balance as of the end of the preceding
     Collection Period....................................................      843,512,982.29

8.   The aggregate Trust Principal Component as of the beginning
     of the preceding Collection Period was ..............................      847,590,506.51

9.   The aggregate amount of Principal Collections during the
     preceding Collection Period was......................................      167,090,961.93

10.  The aggregate amount of Defaulted Receivables during
     the preceding Collection Period was..................................            8,740.81

11.  The aggregate Trust Principal Component as of the end of the
     preceding Collection Period was .....................................      830,860,287.56

12.  The aggregate amount of Yield Collections during the
     preceding Collection Period was......................................       12,907,469.64

13.  The Discount Factor during the preceding Collection Period was ......                1.50%

14.  The Monthly Payment Rate during the preceding Collection
     Period was ..........................................................               20.92%

15.  Defaulted Receivables ([charged-off receivables less
     recoveries] x [1-Discount rate]) during the preceding
     Collection Period, expressed as an annual percentage of
     the Trust Principal Component as of  the beginning of
     the preceding Collection Period, were................................                0.01%

16.  "Finance Charge" collections during the preceding
     Collection Period, expressed as an annual percentage of
     the Pool Balance as of the beginning of the preceding
     Collection Period, were.............................................                 4.57%




"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT


                                                                     Series            Series            Series
                                                                     1999-1            2000-1            1998-1          Aggregate
                                                                     ------            ------            ------          ---------
1.  Aggregate Invested Amount and Pool Factor as of
    the beginning of the preceding Collection Period

    a) Class A Invested Amount .................................  200,000,000.00   171,000,000.00   175,499,999.79   546,499,999.79
       Class A Percentage (% of Invested Amount)................           85.50%           85.50%           88.50%           86.44%

          Series 1998-1 Commercial Paper Principal Component....             ---              ---   175,499,999.79   175,499,999.79
          Series 1998-1 APA Bank Loan Balance...................             ---              ---             0.00             0.00

    b) Less Principal Funding Account or Capitalized
       Interest Account (1998-1 only)...........................            0.00             0.00     1,166,667.00     1,166,667.00

    c) Equals Class A Adjusted Invested Amount..................  200,000,000.00   171,000,000.00   174,333,332.79   545,333,332.79

    d) Class B Invested Amount..................................   14,035,000.00    12,000,000.00    22,805,084.72    48,840,084.72
       Class B Percentage (% of Invested Amount)................            6.00%            6.00%           11.50%            7.73%

    e) Class C Invested Amount..................................   19,883,041.00    17,000,000.00              ---    36,883,041.00
       Class C Percentage (% of Invested Amount)................            8.50%            8.50%             ---             5.83%

    f) Aggregate Invested Amount................................  233,918,041.00   200,000,000.00   198,305,084.51   632,223,125.51

    g) Class A Pool Factor......................................       1.0000000        1.0000000             ---

    h) Class B Pool Factor......................................       1.0000000        1.0000000             ---

    i) Class C Pool Factor......................................       1.0000000        1.0000000             ---


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a) Class A Invested Amount .................................  200,000,000.00   171,000,000.00   175,499,999.79   546,499,999.79
       Class A Percentage (% of Invested Amount)................           85.50%           85.50%           88.50%           86.44%

          Series 1998-1 Commercial Paper Principal Component....             ---              ---   175,499,999.79   175,499,999.79
          Series 1998-1 APA Bank Loan Balance...................             ---              ---             0.00             0.00
          Series 1998-1 balance of Undistributed Principal
           Collections..........................................             ---              ---             0.00             0.00
                                                                                                    175,499,999.79   175,499,999.79

    b) Less Principal Funding Account or Capitalized
       Interest Account (1998-1 only)...........................            0.00             0.00     1,166,667.00     1,166,667.00

    c) Equals Class A Adjusted Invested Amount..................  200,000,000.00   171,000,000.00   174,333,332.79   545,333,332.79

    d) Class B Invested Amount..................................   14,035,000.00    12,000,000.00    22,805,084.72    48,840,084.72

    e) Class C Invested Amount..................................   19,883,041.00    17,000,000.00              ---    36,883,041.00

    e) Invested Amount..........................................  233,918,041.00   200,000,000.00   198,305,084.51   632,223,125.51

    f) Class A Pool Factor......................................       1.0000000        1.0000000              ---

    g) Class B Pool Factor......................................       1.0000000        1.0000000              ---

    h) Class C Pool Factor .....................................       1.0000000        1.0000000              ---

                                                                                  % Trust Principal
                                                                    $ Amount          Component
                                                                    --------      -----------------
3.  Transferor Interest as of the beginning of the
    preceding Collection Period................................   215,367,381.00            25.41%

    a) Special Funding Account as of the beginning of
       the preceding Collection Period.........................             0.00             0.00%

4.  Available Subordinated Amount as of the beginning
    of the preceding Collection Period.........................             0.00             0.00%

5.  Average Class A Invested Amount............................   200,000,000.00   171,000,000.00   175,914,351.26   546,914,351.26
    Average Class B Invested Amount............................    14,035,000.00    12,000,000.00    22,858,926.97    48,893,926.97
    Average Class C Invested Amount............................    19,883,041.00    17,000,000.00              ---    36,883,041.00
                                                                  --------------   --------------   --------------   --------------
                                                                  233,918,041.00   200,000,000.00   198,773,278.23   632,691,319.23



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, CONT.

                                                                                                                    % Trust
                                                                                                                    Principal
                                                                                                Amount              Component
                                                                                                ------              ----------
6.  Transferor Interest as of the end of the preceding
    Collection Period...........................................................           198,637,162.05            23.91%

    a)  Special Funding Account as of the end of the preceding
        Collection Period.......................................................                     0.00             0.00%

7.  Available Subordinated Amount as of the end of the preceding
    Collection Period...........................................................                     0.00             0.00%

8.  Minimum Transferor Percentage (net of Available Subordinated
    Amount) as of the end of the preceding Collection Period....................            99,703,234.51            12.00%


C.  INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1.  Floating Allocation Percentage

Series 1999-1 Investor Percentage...............................................                    27.60%
Series 2000-1 Investor Percentage...............................................                    23.60%
Series 1998-1 Investor Percentage...............................................                    23.45%
Transferor Percentage...........................................................                    25.35%
                                                                                                    ------
                                                                                                   100.00%
2.  Fixed Allocation Percentage

Series 1999-1 Investor Percentage...............................................                     NA
Series 2000-1 Investor Percentage...............................................                     NA
Series 1998-1 Investor Percentage...............................................                     NA
Transferor Percentage...........................................................                     NA

3.  Allocation of Yield Collections

Yield Collections allocable to Series 1999-1....................................             3,562,203.67
Yield Collections allocable to Series 2000-1....................................             3,045,685.28
Yield Collections allocable to Series 1998-1....................................             3,027,004.24
                                                                                            -------------
Aggregate Investor Yield Collections ...........................................             9,634,893.19
Yield Collections allocable to the Transferor...................................             3,272,576.46
                                                                                            -------------
Total allocable Yield Collections...............................................            12,907,469.64

4.  Allocation of Special Funding Account Income
    (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1.......................                     0.00
Special Funding Account Income allocable to Series 2000-1.......................                     0.00
Special Funding Account Income allocable to Series 1998-1.......................                     0.00
Aggregate Investor Special Funding Account Income...............................                     0.00
Special Funding Account Income allocable to the Transferor......................                     0.00
                                                                                                     ----
Total allocable Special Funding Account Income..................................                     0.00



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------

C.  INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, CONT.


                                                                               $ Amount
                                                                               --------
5.  Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default Amount)...........          2,412.29
Defaults allocable to Series 2000-1 (Investor Default Amount)...........          2,062.51
Defaults allocable to Series 1998-1 (Investor Default Amount)...........          2,049.86
                                                                                  --------
Aggregate Investor Default Amount.......................................          6,524.65
Defaults allocable to the Transferor....................................          2,216.16
                                                                                  --------
 Total allocable Defaults...............................................          8,740.81

6.  Allocation of Principal Collections

Principal Collections allocable to Series 1999-1........................     46,113,766.24
Principal Collections allocable to Series 2000-1........................     39,427,284.91
Principal Collections allocable to Series 1998-1........................     39,093,155.33
                                                                            --------------
Aggregate Investor Principal Collections................................    124,634,206.47
Principal Collections allocable to the Transferor.......................     42,456,755.45
                                                                            --------------
Total allocable Principal Collections...................................    167,090,961.93

7. Allocation of Collection Account Income (allocated and distributed to Series 1991-1, Series 2000-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1 ...................              0.00
Collection Account Income allocable to Series 2000-1 ...................              0.00
Collection Account Income allocable to Series 1998-1 ...................              0.00
                                                                                      ----
Aggregate Investor Collection Account Income............................              0.00
Collection Account Income allocable to the Transferor ..................              0.00
                                                                                      ----
Total allocable Collection Account Income...............................              0.00


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)


                                                                     Series            Series            Series
                                                                     1999-1            2000-1            1998-1          Aggregate
                                                                     ------            ------            ------          ---------
1.  Yield Collections (including "finance
    charges") allocable to Series 1999-1,
    Series 2000-1 and Series 1998-1 during
    the preceding Collection Period were......................   3,562,203.67     3,045,685.28     3,027,004.24       9,634,893.19

2.  Principal Funding Account investment income
    during the preceding Collection Period was................           0.00             0.00              ---               0.00

3.  Special Funding Account investment income
    allocable to Series 1999-1, Series 2000-1
    and Series 1998-1 during the preceding
    Collection Period were....................................           0.00             0.00             0.00               0.00

4.  Collection Account investment income
    allocable to Series 1999-1, Series 2000-1
    and Series 1998-1 during the preceding
    Collection Period were....................................           0.00             0.00             0.00               0.00

5.  Capitalized Interest Account Investment
    and Interest income (allocable to
    Series 1998-1 only) during the preceding
    Collection Period was.....................................            ---              ---             0.00               0.00

6.  Total Yield Funds allocable to Series 1999-1,
    Series 2000-1 and Series 1998-1
    during the preceding Collection Period were...............   3,562,203.67     3,045,685.28    3, 027,004.24       9,634,893.19

    a.  Total Yield Funds allocable to Series 1999-1,
        Series 2000-1 and Series 1998-1 as an annual
        percentage of the Invested Amount as of the
        beginning of the preceding Collection Period were.....          18.27%           18.27%           18.27%             18.27%



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------


E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1


                                                                     Series            Series          Series
                                                                     1999-1            2000-1          1998-1          Aggregate
                                                                     ------            ------          ------          ---------

1.  Total Yield Funds allocable to Series 1999-1,
    Series 2000-1 and Series 1998-1..........................     3,562,203.67     3,045,685.28     3,027,004.24     9,634,893.19

2.  Plus Draw on Capitalized Interest Account
    (for Series 1998-1 only).................................              ---              ---             0.00             0.00

3.  Total Yield Funds allocable to Series 1999-1,
    Series 2000-1 and Series 1998-1, including draw
    on Capitalized Interest Account for Series 19981.........     3,562,203.67     3,045,685.28     3,027,004.24     9,634,893.19

4.  Less Class A Monthly Interest paid.......................       962,444.44       824,410.00       816,434.49     2,603,288.93

Actual 360 Accrual Day Count                                                32               32
    Class A Certificate Rate.................................          5.41375%         5.42375%         5.38965%
    Class B Certificate Rate.................................          5.64375%         5.86375%         5.66375%
    Class C Certificate Rate.................................          5.64375%         5.86375%             ---
      -  LIBOR Index Rate (applicable to Series 1999-1
          and Series 2000-1 only)............................          5.16375%         5.16375%             ---
      -  CP Rate (applicable to Series 1998-1 only)..........              ---              ---          5.38965%
      -  Euro Dollar Rate (applicable to Series 1998-1 only).              ---              ---          5.66375%
      -  Base Rate (applicable to Series 1998-1 only)........              ---              ---          8.50000%

5.  Less Class A Past Due Monthly Interest paid..............             0.00             0.00             0.00             0.00

6.  Less Class B Monthly Interest paid.......................        70,408.92        62,546.67       111,485.69       244,441.27

7.  Less Class B Past Due Monthly Interest paid..............             0.00             0.00             0.00             0.00

8.  Less Class C Monthly Interest paid.......................        99,746.59        88,607.78              ---       188,354.37

9.  Less Class C Past Due Monthly Interest paid..............             0.00             0.00              ---             0.00

10. Less [program] Fees paid (applicable to
    Series 1998-1 only)......................................              ---              ---        26,446.88        26,446.88

11. Less Past Due Program Fees paid (Series 1998-1 only).....              ---              ---             0.00             0.00

12. Less Monthly Servicing Fee paid..........................       389,863.40       333,333.33       331,288.80     1,054,485.53

13. Less Past Due Monthly Servicing Fee paid.................             0.00             0.00             0.00             0.00

14. Less Reimbursement of previously unreimbursed
    Class A Charge-Offs......................................             0.00             0.00             0.00             0.00
    (distributed as Excess Principal during the
    Revolving Period)

15. Plus Reallocated Transferor Principal....................             0.00             0.00             0.00             0.00

16. Less Investor Default Amount.............................         2,412.29         2,062.51         2,049.86         6,524.65
     (Excess Principal during the Revolving Period)

17. Less Interest on previously unreimbursed
    Class B Charge-Offs......................................             0.00             0.00             0.00             0.00

18. Less Reimbursement of previously unreimbursed
    Class B Charge-Offs......................................             0.00             0.00             0.00             0.00
     (Excess Principal during the Revolving Period)

19. Less Interest on previously unreimbursed
    Class C Charge-Offs......................................             0.00             0.00              ---             0.00

20. Less Reimbursement of previously unreimbursed
    Class C Charge-Offs......................................             0.00             0.00              ---             0.00
     (Excess Principal during the Revolving Period)

21. Equals Remaining Yield Funds allocable to
    Series 1999-1, Series 2000-1 (including draw on
    Capitalized Interest Account for Series 1998-1)..........     2,037,328.03     1,734,724.99     1,739,298.53     5,511,351.55




"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------


F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1


                                                         Series        Series         Series
                                                         1999-1        2000-1         1998-1        Aggregate
                                                         ------        ------         ------        ---------
1.  Class A Monthly Interest shortfall
    during the preceding Collection Period...........     0.00          0.00           0.00           0.00

2.  Class B Monthly Interest shortfall
    during the preceding Collection Period...........     0.00          0.00           0.00           0.00

3.  Class C Monthly Interest shortfall
    preceding Collection Period......................     0.00          0.00            ---           0.00

4.  Monthly Servicing Fee shortfall during
    the preceding Collection Period..................     0.00          0.00           0.00           0.00

5.  Monthly Program Fees shortfall during
    the preceding Collection Period..................      ---           ---           0.00           0.00

6.  Class A Investor Charge-Offs during the
    preceding Collection Period......................     0.00          0.00           0.00           0.00

7.  Class B Investor Charge-Offs during the
    preceding Collection Period......................     0.00          0.00           0.00           0.00

8.  Class C Investor Charge-Offs preceding
    Collection Period................................     0.00          0.00            ---           0.00

9.  Cumulative Unreimbursed Class A
    Investor Charge-Offs.............................     0.00          0.00           0.00           0.00

10. Cumulative Unreimbursed Class B
    Investor Charge-Offs.............................     0.00          0.00           0.00           0.00

11. Cumulative Unreimbursed Class C
    Investor Charge-Offs.............................     0.00          0.00            ---           0.00

12. Cumulative Reallocated Transferor Principal......     0.00          0.00           0.00           0.00



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------

G.  INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                           Series              Series             Series
                                                           1999-1              2000-1              1998-1              Aggregate
                                                           ------              ------              ------              ---------

1.  Available Principal Funds (funds on
    deposit in the Collection Account
    for principal distribution)

    a)  Remaining Yield Funds allocable
        to Series1999-1, 2000-1 and 1998-1.........              0.00               0.00                0.00                  0.00
        (distributed to Transferor during
        Revolving Period)

    b)  Principal Collections allocable
        to Series 1999-1, 2000-1 and 1998-1........     46,113,766.24      39,427,284.91       39,093,155.33        124,634,206.47

    c)  Investor Defaults..........................          2,412.29           2,062.51            2,049.86              6,524.65

    d)  Reallocated Transferor Principal...........              0.00               0.00                0.00                  0.00

    e)  Principal Collections allocable
        to the Transferor..........................              0.00               0.00       42,456,755.45         42,456,755.45

    f)  Balance of Special Funding Account
        (Undistributed Principal Collections)......              0.00               0.00                0.00                  0.00
        (retained in Collection Account
        during the Revolving Period)

    g)  Beginning balance of Undistributed
        Principal Collections .....................                --                 --                0.00                  0.00

        1)  CP Take-out from Series 1999-1
            New Issue Proceeds ....................                --                 --                0.00                  0.00

    h)  Total Available Principal Funds
        (before allocation of Excess Principal)....     46,116,178.53      39,429,347.42       81,551,960.64        167,097,486.58

    i)  Excess Principal from Series 1999-1,
        Series 2000-1 and Series 1998-1............              0.00               0.00       85,545,525.94         85,545,525.94
        1)  From Series 1999-1.....................                --               0.00       46,116,178.53         46,116,178.53
        2)  From Series 2000-1.....................              0.00                 --       39,429,347.42         39,429,347.42
        3)  From Series 1998-1.....................              0.00               0.00                  --                  0.00

    j)  Total Available Principal Funds
        (after Excess Principal)...................              0.00               0.00      167,097,486.58        167,097,486.58

2.  Principal Paid to Class A......................              0.00               0.00                0.00                  0.00

3.  Undistributed Principal Collections............                --                 --                0.00                  0.00

4. Class B Monthly Principal.......................              0.00               0.00                0.00                  0.00

5. Class C Monthly Principal.......................              0.00               0.00                  --                  0.00

6. Excess Principal Collections....................     46,116,178.53      39,429,347.42       81,551,960.64        167,097,486.58

7.  Series 1998-1 Additional Invested Amount.......                --                 --                0.00                  0.00

    a) Class A Additional Invested Amount..........                --                 --                0.00                  0.00

    b) Class B Additional Invested Amount..........                --                 --                0.00                  0.00



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------

H.  INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT


                                                           Series              Series             Series
                                                           1999-1              2000-1              1998-1              Aggregate
                                                           ------              ------              ------              ---------
1.  Principal Funding Account amount as
    of the beginning of the preceding
    Collection Period..............................         0.00               0.00                  --                   0.00

2.  Plus Class A principal deposits made
    during the preceding Collection Period.........         0.00               0.00                  --                   0.00

3.  Less principal withdrawals made during
    the preceding Collection Period................         0.00               0.00                  --                   0.00

4.  Principal Funding Account amount as of
    the end of the preceding Collection Period.....         0.00               0.00                  --                   0.00

5.  Principal Funding Account investment
    income during the preceding
    Collection Period..............................         0.00               0.00                  --                   0.00

6.  Principal Funding Account investment
    rate during the preceding
    Collection Period..............................         0.00%              0.00%                 --                   0.00%


I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS


                                                           Series              Series             Series
                                                           1999-1              2000-1              1998-1              Aggregate
                                                           ------              ------              ------              ---------

Transferor Subordination Event ? ..................         YES                 YES                 YES

Required Transferor Subordination Amount...........          0                   0                   0                     0

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount)...............        0.0000%             0.0000%             0.0000%

Available Subordinated Amount as of the
end of the preceding Collection Period.............          0                   0                   0                     0


                                                           Trigger             Actual        Subord. Event ?
Transferor Subordination Event Triggers                     Level               Level           (1=yes)

1.  Minimum November through April Monthly
    Payment Rate (3-mo moving avg).................         10.00%              18.61%              0

2.  Minimum May through October Monthly
    Payment Rate (3-mo moving avg).................         13.00%              18.61%              0

3.  Maximum All-Terrain Vehicles
    (as % of Pool Balance).........................         36.00%              25.07%              0

4.  Maximum other than motorcycles,
    scooters, water vehicles,
    all-terrain vehicles, outboard and
    snowmobiles (as % of Pool Balance).............         10.00%               1.10%              0

5.  Maximum Dealer "holdbacks" on non-sold
    products plus Sales Program Discounts..........          5.00%               0.05%              0

6.  Maximum Fiscal Year New Accounts as a
    % of Beginning Fiscal Year Total Accounts......          8.00%               8.03%              1

7.  Maximum Fiscal Quarter New Accounts as a
    % of Beginning Fiscal Quarter Total Accounts...          5.00%               3.27%              0

8.  Maximum Defaulted Receivables minus
    Recoveries plus Repossessions
    (as an Annual % of Pool Balance)
    (3-month moving average).......................          7.50%               0.51%              0

9.  Maximum Single Dealer Concentration
    (as % Pool Balance)............................          1.00%               0.36%              0

10. Maximum Fiscal Year New and Dealer
    Replacement Accounts as a % of
    Beginning Fiscal Year Total Accounts...........         15.00%              10.23%              0

11. Maximum Fiscal Quarter New and Dealer
    Replacement Accounts as a % of
    Beginning Fiscal Quarter Total Accounts........          5.00%               3.69%              0



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------

J.  INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1999-1 Early Amortization Event ? .............                          NO
Series 2000-1 Early Amortization Event ? .............                          NO
Series 1998-1 Early Amortization Event ? .............                          NO


                                                                               Series              Series              Series
Early Amortization Event Triggers                         Trigger              1999-1              2000-1              1998-1
                                                          -------              ------              ------              ------
1.  a.  Min Class C Invested Amt as a % of
        Series Invested Amt (Series 1999-1)...........     8.25%                8.50%                NA                  NA
    b.  Min Class C Invested Amt as a % of
        Series Invested Amt (Series 2000-1)...........     8.25%                 NA                 8.50%                NA
    c.  Min Class B Invested Amt as a % of
        Class A & B Inv Amt (Series 1998-1)...........    11.00%                 NA                  NA                 11.50%

2.  Max consecutive months that Special Funding
    Account may exceed $0.............................       12

3.  Minimum Transferor Interest
    ( ** note ** below)...............................    10.00%               22.87%              22.87%               22.87%

4.  Minimum Transferor Interest
    (** note ** below]  if "finance charge"
    yield (expressed as an annual percentage
    of the Pool Balance) is less than 6%..............    12.00%               22.87%              22.87%               22.87%

5.  Minimum November through April Monthly
    Payment Rate (3-mo moving avg)....................    10.00%               18.61%              18.61%               18.61%

6.  Minimum May through October Monthly
    Payment Rate (3-mo moving avg)....................    13.00%               18.61%              18.61%               18.61%

7.  Maximum Defaulted Receivables minus
    Recoveries plus Repossessions (as an annual
    % of Pool Balance) (3-mo moving avg)..............    11.00%                0.51%               0.51%                0.51%

8.  Class C Invested Amount is less than
    Initial Class C Invested Amount
    for three consecutive periods.....................                    19,883,041          17,000,000                   --

---------------

** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

Is the short term rating of DFS P-1 ?..........................................................           NO
Balance of  10-day Overdrafts as of the end of the preceding Collection Period.................      8,758,680.73

Transferor Interest as of the end of the preceding Collection Period...........................    198,637,162.05
Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll. Period......      8,627,300.52
                                                                                                   --------------
Adjusted Transferor Interest...................................................................    190,009,861.53
Adjusted Transferor Interest (% TPC)...........................................................             22.87%
Minimum Transferor Interest....................................................................     99,703,234.51



"Regular" Distribution Date:
             16-Apr-01                   Yamaha Motor Master Trust                Collection Period Ending:
"Actual" Distribution Date:       Floating Rate Series 2000-1, Series 1998-1                      31-Mar-01
             16-Apr-01                and Floating Rate Series 1999-1

-----------------------------------------------------------------------------------------------------------


K.  INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT


1.  Servicer Cash Collateral Account balance as of the beginning
    of the preceding Collection Period.............................................          6,129,610.62

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period....................................................          6,129,610.62

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period....................................................                  0.00

4.  Investment Income and Deposits to the Servicer Cash Collateral
    Account during the preceding Collection Period.................................                  0.00


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B Certificates, 2000-1 Class A and B Certificates and 1998-1 Class A Certificates


        Series           Amount                     Explanation
        ------           ------                     -----------
        1999-1         $962,444.44             Class A Monthly Interest
        1999-1         $0.00                   Class A Principal  *
        1999-1         $70,408.92              Class B Monthly Interest
        1999-1         $0.00                   Class B Principal  *
        2000-1         $824,410.00             Class A Monthly Interest
        2000-1         $0.00                   Class A Principal  **
        2000-1         $62,546.67              Class B Monthly Interest
        2000-1         $0.00                   Class B Principal  **
        1998-1         $816,434.49             Class A Monthly Interest
        1998-1         $0.00                   Class A Principal (Increase)/Reduction ***

*    Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =    $0.00
**   Amount of Series 2000-1 Class A Principal deposited to Principal Funding AC =    $0.00
***  Amount of Series 19981-1 Undistributed Principal deposited to Collection AC =    $0.00


                               NAME:  Kevin Fujimoto
                                      ---------------

                               TITLE: Vice President & Secretary/Treasurer
                                      ------------------------------------